UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2021
Synalloy Corporation
(Exact name of registrant as specified in its charter)

Delaware		0-19687		57-0426694
(State or other jurisdiction of incorporation or organization)		(Commission File Number)		(I.R.S. Employer Identification No.)

4510 Cox Road,	Suite 201,
Richmond,	Virginia			23060
(Address of principal executive offices)				(Zip Code)
		(804)	822-3260
(Registrant's telephone number, including area code)

Inapplicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $1.00 per share	SYNL	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02    Termination of a Material Definitive Agreement.
On May 14, 2021, Synalloy Corporation (the “Company”) terminated the Employment Agreement between the Company and J. Greg Gibson (“Gibson”) dated March 1, 2019 (the “Employment Agreement”). Pursuant to the execution of a Separation Agreement and General Release between the Company and Gibson and consistent with Section 7 of the Employment Agreement, Gibson will receive severance compensation of $210,000, which amount equals 75% of Gibson’s current base salary, and which at the Company’s option, may be paid in the form of a lump-sum payment or over the course of nine months in accordance with the Company’s normal payroll schedule. Additionally, Gibson will receive the following severance compensation in the form of a lump sum payment: (i) $59,850, which equals the pro-rata portion of the current year’s cash incentive plan compensation at the target level, (ii) $135,874, which equals 50% of the average of Gibson’s two most recent annual cash incentive payments and restricted stock awards (cash equivalent), (iii) $21,138, which equals the cost of Gibson’s COBRA health insurance premiums for 12 months following the date of termination, and (iv) immediate vesting of 100% of any previous grants of restricted stock and stock options under the Company’s 2015 Stock Plan and 2011 Long Term Incentive Stock Option Plan, respectively. Grants of restricted stock that are performance based will vest immediately at the target level, as defined in the current incentive plan. Stock options will be exercisable for a period of the earlier of (a) one year after termination or (b) the expiration date of such stock options pursuant to their terms.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 17, 2021, the Company announced the appointment of David Kuzy as Executive Vice President to lead the Company’s specialty chemicals segment. A press release announcing Mr. Kuzy’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The disclosures under Item 1.02 of this Current Report on Form 8-K are incorporated into this Item 5.02 by reference.

Item 9.01.    Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release dated May 17, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

SYNALLOY CORPORATION

By: /s/ Sally M. Cunningham
Sally M. Cunningham
Chief Financial Officer

Dated: May 17, 2021